UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 24, 2009 (February 23, 2009)

Travelport Limited

(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	333-141714 (Commission File No.)	98-0505100 (I.R.S. Employer Identification Number)
400 Interpace Parkway Building A Parsippany, NJ 07054 (Address of principal executive office)

Registrant’s telephone number, including area code  (973) 939-1000

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 24, 2009, we reported our fourth quarter and full year 2008 results.  Our fourth quarter and full year 2008 results are discussed in detail in the press release attached hereto as Exhibit 99.1.

The information in this item, including Exhibit 99.1, is being furnished, not filed.  Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by Travelport Limited under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference therein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           As part of our ongoing efforts to operate in the most effective manner, we have determined to consolidate many of our corporate financial and human resources functions into our UK based GDS headquarters effective as of the fourth quarter of 2009.  Our current financial and human resources leadership teams will transition their responsibilities over the next several months to executives based in the UK. Our Chief Financial Officer, Michael Rescoe, and our Executive Vice President, Human Resources, Jo-Anne Kruse, have determined that they will not be relocating to the UK and will be departing on October 1, 2009 and October 2, 2009, respectively, following the transition.  As part of the transition, Philip Emery, currently Chief Financial Officer, Travelport GDS, will be appointed Deputy Chief Financial Officer of Travelport and will report to Mr. Rescoe.  Following the transition period, we expect to appoint Mr. Emery as Chief Financial Officer of Travelport.

(e)           In connection with the aforementioned transition plan, we have entered into a Letter Agreement and an Agreement and General Release with Mr. Rescoe, both of which address the terms and conditions in connection with Mr. Rescoe’s separation from service with the Company and set forth both our and Mr. Rescoe’s obligations with respect to such separation.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
99.1	Press Release dated February 24, 2009.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED

	By:	/s/ William J. Severance
William J. Severance Senior Vice President and Chief Accounting Officer

Date: February 24, 2009

TRAVELPORT LIMITED

CURRENT REPORT ON FORM 8-K

Report Dated February 24, 2009 (February 23, 2009)

EXHIBIT INDEX

99.1	Press Release dated February 24, 2009.